SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

NVR, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-12378	54-1394360

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7601 Lewinsville Road, Suite 300, McLean, Virginia     22102

                        (Address of principal executive offices)                                         (Zip code)

Registrant’s telephone number, including area code: 703-761-2000

(Former name or former address, if changed since last report)

Item 7(c).    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release dated October 16, 2003

Item 12.    Results of Operations and Financial Condition.

On October 16, 2003, NVR, Inc. issued a press release reporting its financial results for the quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVR, Inc.

Date: October 16, 2003	By:	/s/ Paul C. Saville
	Name:	Paul C. Saville
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

3

INDEX TO EXHIBITS

Exhibit	Exhibit Description	Page

99.1	Press release dated October 16, 2003	5

4